$300,000,000

                  Great Western Financial Trust II


                8.206% Capital Securities, Series A
          (Liquidation Amount $1,000 per Capital Security)
               guaranteed to the extent set forth
                in the Prospectus Supplement by

               Great Western Financial Corporation


                ___________________________________


                      Underwriting Agreement


January 22, 1997

GOLDMAN, SACHS & CO.       MERRILL LYNCH, PIERCE, FENNER & SMITH
85 Broad Street                  INCORPORATED
New York, NY  10004        World Financial Center
                           North Tower
                           250 Vesey Street
                           New York, NY  10281
LEHMAN BROTHERS INC.
3 World Financial Center   SMITH BARNEY INC.
New York, NY  10285        388 Greenwich Street
                           New York, NY  10013


                   $300,000,000

          Great Western Financial Trust II

         8.206% Capital Securities, Series A
 (Liquidation Amount $1,000 per Capital Security)
         guaranteed to the extent set forth
           in the Prospectus Supplement by

         Great Western Financial Corporation

               Underwriting Agreement
               ----------------------
                                          January 22, 1997

Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated,
Lehman Brothers Inc.,
Smith Barney Inc.,
       As representatives of the several Underwriters named in Schedule I hereto,
c/o    Goldman, Sachs & Co.,
       85 Broad Street,
       New York, New York  10004.

Ladies and Gentlemen:

     Great Western Financial Trust II (the "Trust" and together with the Company, as defined below, the "Offerors"), a statutory business trust created under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act"), and Great Western Financial Corporation, a Delaware corporation (the "Company"), as depositor of the Trust and as Guarantor (the "Guarantor"), propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as represen-tatives (in such capacity, you shall hereinafter be referred to as the "Representatives") an aggregate of 300,000 8.206% Capital Securities, Series A (the "Securities"), of the Trust with a liquidation amount of $1,000 per security. The Securities represent undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor to the extent set forth in the guarantee (the "Guarantee") dated as of January 22, 1997, between the Guarantor and The First National Bank of Chicago ("First Chicago"), as trustee (the "Guarantee Trustee"). The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase $309,279,000 aggregate principal amount of 8.206% Subordinated Deferrable Interest Notes due February 1, 2027 (the "Subordinated Notes") issued by the Company. The Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust dated as of January 22, 1997 (the "Declaration") among the Company, as depositor, Carl F. Geuther, J. Lance Erikson and Bruce F. Antenberg (the "Regular Trustees"), First Chicago, as property trustee (the "Property Trustee"), and First Chicago Delaware Inc., as Delaware trustee (the "Delaware Trustee," and together with the Issuer Trustees and the Property Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Notes will be issued pursuant to an Indenture, dated as of September 12, 1990, as amended and supplemented by a First Supplemental Indenture, dated April 30, 1993, a Second Supplemental Indenture, dated as of December 6, 1995, and the Third Supplemental Indenture, dated as of January 22, 1997 (as amended and supplemented, the "Subordinated Indenture"), between the Company and Harris Trust and Savings Bank, as Indenture Trustee. The Securities may be exchangeable into Subordinated Notes.

     The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-19711) for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of certain securities, including (i) the Securities, (ii) the Guarantee of the Securities, (iii) the Preferred Stock, par value $1.00 per share, of the Company (the "Company Preferred Stock"), (iv) the Common Stock, par value $1.00 per share, of the Company (the "Common Stock"), (v) the Depository Shares of the Company with respect to the Company Preferred Stock (the "Depository Shares"), (vi) the Senior Debt Securities Warrants, the Subordinated Debt Securities Warrants, the Company Preferred Stock Warrants, the Depository Shares Warrants and the Common Stock Warrants representing the right to purchase Senior Debt Securities, Subordinated Debt Securities, Company Preferred Stock, Depository Shares, and Common Stock, respectively (such warrants are collectively referred to herein as the "Securities Warrants"), and (vii) debt securities of the Company, including the Subordinated Notes to be issued and sold to the Trust by the Company (the securities set forth in the foregoing clauses (i) to (vii) inclusive, are collectively referred to herein as the "Registered Securities") and the offering thereof from time to time in accordance with Rule 415 under the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), which registration statement has been declared effective by the Commission and copies of which have heretofore been delivered to you. Such registration statement (as amended, if applicable), including a preliminary prospectus and preliminary prospectus supplement relating to the offering of the Securities (such preliminary prospectus and preliminary prospectus supplement are collectively referred to herein as the "Preliminary Prospectus"), all documents incorporated or deemed to be incorporated by reference therein, any registration statement increasing the size of the offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the 1933 Act which became effective upon filing, and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, is hereinafter referred to as the "Registration
Statement."   The Offerors propose to file with the Commission
pursuant to Rule 424(b) of the 1933 Act Regulations the prospec-tus supplement dated the date hereof (the "Prospectus Supplement") relating to the Securities and the prospectus dated January 21, 1997 (the "Base Prospectus") relating to the Registered Securities, and have previously advised you of all further information (financial and other) with respect to the Company set forth therein. The Base Prospectus together with the Prospectus Supplement, in their respective forms on the date hereof (being the forms in which they are to be filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), including all documents incorporated or deemed to be incorporated by reference therein through the date hereof, are hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Unless the context otherwise requires, all references in this Agreement to documents, financial statements and schedules and other information which is "contained," "included," "stated," "described" or "referred to" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     1. Each of the Offerors, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters as of the date hereof that:

     (a) The Registration Statement, at the time it became effective and as of the date hereof, complied and complies in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"). The Registration Statement, at the time it became effective and the date hereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Offerors for use in connection with the offering of the Securities which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, in which case at the time it is first provided to the Underwriters for such use) and at the Time of Delivery (as defined in Section 4 hereof), does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus, or to those parts of the Registration Statement that constitute the Statements of Qualification of the Trustees under the 1939 Act, filed as exhibits to the Registration Statement (the "Forms T-1"). For purposes of this
Section 1(a), all references to the Registration Statement, any post-effective amendments thereto and the Prospectus shall be deemed to include, without limitation, any electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval system ("EDGAR").

     (b) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations").

     (c) Since the respective dates as of which information is given in the Prospectus, except for regular quarterly dividends on the Common Stock, and regular quarterly dividends on the Company's 8.30% Cumulative Preferred Stock, par value $1.00 per share, (the "Cumulative Preferred Stock"), there has been no dividend or distribution of any kind declared, paid or made by the Offerors on any class of their capital stock.

     (d) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Prospectus); all of the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any preemptive or other similar rights; all of the shares of issued and outstanding Cumulative Preferred Stock have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any preemptive or other similar rights; the Securities, the Common Securities, the Subordinated Notes and the Guarantee conform to all statements relating thereto contained in the Prospectus; and the issuance of the Securities and the Guarantee is not subject to any preemptive or other similar rights.

     (e) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Business Trust Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Securities, the Common Securities and the Declaration, and the Trust is not required to be qualified to transact business in any other jurisdiction; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a partnership or corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

     (f) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued (subject to the terms of the Declaration) and fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and will be entitled to the benefits of the Declaration; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Time of Delivery, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     (g) The Declaration has been duly authorized by the Company and, at the Time of Delivery, will have been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Time of Delivery, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law (the "Bankruptcy Exceptions") and will conform to all statements relating thereto in the Prospectus; and at the Time of Delivery, the Declaration will have been duly qualified under the 1939 Act.

     (h) The Guarantee has been duly authorized by the Company (no stockholder action being required) and, when validly executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Guarantee Trustee, the Guarantee will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as may be limited by the Bankruptcy Exceptions; and the Guarantee, at the Time of Delivery, will have been duly qualified under the 1939 Act.

     (i) The Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust against payment of the consideration therefor in accordance with the terms of this Agreement, will be validly issued (subject to the terms of the Declaration) and fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and will be entitled to the benefits of the Declaration; and holders of Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

     (j) The Subordinated Indenture has been duly authorized by the Company (no stockholder action being required) and, when the Subordinated Indenture is validly executed and delivered by the Company, the Subordinated Indenture will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by the Bankruptcy Exceptions; and the Time of Delivery, the Subordinated Indenture will have been duly qualified under the 1939 Act.

     (k) The Subordinated Notes have been duly authorized by the Company (no stockholder action being required) and, at the Time of Delivery, will have been duly executed by the Company; the Subordinated Notes, when authenticated in the manner provided for in the Subordinated Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as may be limited by the Bankruptcy Exceptions; and the Subordinated Notes will be in the form contemplated by, and entitled to the benefits of, the Subordinated Indenture.

     (l) The Company's obligations under the Guarantee are subordinate and junior in right of payment to all liabilities of the Company and are, and for so long as the Securities are outstanding, will be, pari passu with the most senior preferred or preference stock issued by the Company.

     (m) The Subordinated Notes are subordinate and junior in right of payment to all "Senior Indebtedness" (as defined in the Subordinated Indenture) of the Company.

     (n) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

     (o) Neither of the Offerors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the
"1940 Act").

     (p)  The Registration Statement is effective under the 1933
Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

     (q) Each of the Offerors meets the registrant requirements for use of Form S-3 and Rule 415 under the 1933 Act Regulations; after giving effect to the sale of the Securities and the sale of any other of the Registered Securities to be issued prior to the delivery of the Securities, the aggregate amount of securities which have been issued and sold by the Offerors pursuant to the Registration Statement will not exceed the aggregate amount of theretofore unsold Registered Securities pursuant to the Registration Statement.

     (r) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or properties of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and (B) neither the Company or any of its subsidiaries nor the Trust has incurred any liability, direct or contingent, or entered into any transaction, other than in the ordinary course of business, that is material to the Trust or the Company and its subsidiaries taken as a whole.

     Any certificate signed by any officer of the Company or any Trustee of the Trust and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, as applicable, to each Underwriter as to the matters covered thereby.

     2. Subject to the terms and conditions herein set forth, the Trust agrees to issue and sell and the Company agrees to cause the Trust to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price per Security of $1,000.00, the number of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Subordinated Notes of the Company, the Company at the Time of Delivery will pay to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to $10.00 per Security for the Securities to be delivered by the Trust hereunder at the Time of Delivery.

     3. Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Prospectus.

     4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to an account designated by the Trust, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Trust will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York time, on January 27, 1997 or such other time and date as Goldman, Sachs & Co., the Trust and the Company may agree upon in writing. Such time and date for delivery of the Securities is herein called the "Time of Delivery".

     At the Time of Delivery, the Company will pay, or cause to be paid, the commission payable at the Time of Delivery to the Underwriters under Section 2 hereof by wire transfer of Federal (same day) funds to an account designated by Goldman, Sachs & Co.

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to
Section 7(k) hereof, will be delivered at the offices of: Great Western Financial Corporation, 9200 Oakdale Avenue, Chatsworth, California 91311 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., Los Angeles time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. Each of the Trust and the Company, jointly and severally, agrees with each of the Underwriters:

     (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust or the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus relating to the Securities, of the suspension of the qualification of the Securities or the Subordinated Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities or the Subordinated Notes for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Trust nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

     (c) Prior to 12:00 p.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to use its best efforts to furnish the Under-writers with copies of the Prospectus in New York City as amended or supplemented in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act, the 1934 Act or the 1939 Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act.

     (d) In the case of the Company, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933
Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the 1933 Act Regulations thereunder (including, at the option of the Company, Rule 158).

     (e) During the period beginning from the date hereof and continuing to and including the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any Securities, any other beneficial interests in the assets of the Trust, or any preferred securities or any other securities of the Trust or the Company, as the case may be, that are substantially similar to the Securities (including any guarantee of such securities), including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, securities, preferred securities or any such substantially similar securities of the Trust or the Company (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent.

     (f) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein.

     (g) If the Trust and the Company elect to rely upon Rule 462(b), the Trust and the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Trust and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

     6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the Guarantee and the Subordinated Notes under the 1933 Act and all other expenses in connection with the prepara-tion, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing any Agreement among Underwriters, this Agreement, the Securities and the Subordinated Notes and any Blue Sky Memorandum; (iii) all expenses in connection with the qualification of the Securities, the Guarantee and the Subordi-nated Notes for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s);
(iv) any fees charged by securities rating services for rating the Securities and the Subordinated Notes; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantee and the Subordinated Notes; (vi) the cost of preparing the Securities and the Subordinated Notes; (vii) the fees and expenses of any Trustee, Indenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with the Declaration, the Subordinated Indenture, the Guarantee and the Securities; (viii) the cost of qualifying the Securities with DTC; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust and the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the 1933 Act and in accordance with Section 5(a) hereof; if the Trust and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

     (b) Brown & Wood llp, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

     In rendering such opinion, such counsel may rely as to certain matters involving the application of Delaware law as to the Trust, to the extent deemed proper and specified in such opinion, upon the opinion of Skadden, Arps, Slate, Meagher & Flom (Delaware), special counsel to the Trust, which opinion shall be delivered pursuant to Section 7(e) hereof.

     (c) Stephen F. Adams, Esq., Associate General Counsel of the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) Each of the Company and Great Western Bank, a Federal Savings Bank (the "Bank") is duly qualified to conduct business in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except for those jurisdictions where the failure so to qualify will not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole.

           (ii) To the best of such counsel's knowledge and information, the issuance and delivery of the Subordinated Notes and the Guarantee by the Company and the issuance and sale of the Securities by the Trust pursuant to the terms of this Agreement and the execution and delivery of this Agreement, the Declaration, the Securities, the Common Securities, the Subordinated Indenture, the Subordinated Notes, and the Guarantee, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, the effect of which would be material to the Company and its subsidiaries taken as a whole, nor will any such action result in any violation of any law, administrative regulation or administrative or court decree, the effect of which violation would be material to the Company and its subsidiaries taken as a whole, or the provisions of the Certificate of Incorporation or bylaws of the Company.

          (iii) Such counsel has no knowledge of any action, suit or proceeding pending or threatened against the Trust or the Company or any of its subsidiaries or any of their respective properties before or by any court, governmental official, commission, board, or other administrative agency which would materially and adversely affect the financial condition or results of operations of the Trust or the Company and its subsidiaries taken as a whole, except as may be disclosed and correctly summarized in the Prospectus.

           (iv) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

            (v) No holders of securities of the Offerors have rights to require either of the Offerors to arrange for the offer or sale of such securities in connection with the transactions contemplated by this Agreement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel to the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of the Trustees of the Trust and responsible officers of the Company and its subsidiaries, as applicable, and public officials.

     (d) O'Melveny & Myers llp, counsel for the Company (or such other counsel satisfactory to the Representatives), shall have furnished to you such opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware and has the corporate power and corporate authority to conduct the business in which it is generally engaged as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Subordinated Indenture, and to issue the Subordinated Notes and the Guarantee.

           (ii) The Bank has been duly organized and is validly existing and in good standing under the laws of the United States, has been authorized by the Office of Thrift Supervision to conduct the business of a federal savings bank and has the corporate power and corporate authority to conduct the business in which it is generally engaged as described in the Prospectus.

          (iii) All of the outstanding capital stock of the Bank is owned of record by the Company.

           (iv) The Company is a savings and loan holding corporation registered under Section 10 of the Home Owners'
     Loan Act of 1933, as amended.

            (v) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and (assuming due execution and delivery thereof by the Trust and by the Representatives, for themselves and as Representatives of the Underwriters) delivered by the Company; and the issuance and delivery of the Subordinated Notes and the offering of the Guarantee by the Company and the issuance and sale of the Securities by the Trust pursuant to the terms of this Agreement and the execution and delivery of this Agreement, the Declaration, the Securities, the Common Securities, the Subordinated Indenture, the Subordinated Notes and the Guarantee, will not result in any violation of the Certificate of Incorporation or bylaws of the Company.

           (vi) The Bank is a member of the Federal Home Loan Bank of San Francisco and the savings accounts of the depositors in the Bank are insured by the Federal Deposit Insurance Corporation (the "FDIC") in accordance with the rules and regulations of the FDIC.

          (vii) The Declaration has been duly qualified under the 1939 Act.

         (viii) All of the outstanding Common Securities of the Trust are owned of record by the Company.

           (ix) The Guarantee has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and (assuming due authorization, execution and delivery thereof by the Guarantee Trustee) delivered by the Company, and the Guarantee constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by the Bankruptcy Exceptions and by the unenforceability under certain circumstances of waivers of rights granted by law where the waivers are against public policy or prohibited by law; and the Guarantee has been duly qualified under the 1939 Act.

            (x) The Subordinated Indenture has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and (assuming due authorization, execution and delivery by the Indenture Trustee) delivered by the Company and constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by the Bankruptcy Exceptions; the Subordinated Indenture has been duly qualified under the 1939 Act.

           (xi) The Subordinated Notes are in the form contem-plated by the Subordinated Indenture, and have been duly authorized by all necessary corporate action on the part of the Company and, when authenticated and delivered by the Indenture Trustee in accordance with the provisions of the Subordinated Indenture and delivered to the Trust in exchange for the consideration therefor, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by the Bankruptcy Exceptions.

          (xii) The Declaration has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and (assuming due authorization, execution and delivery by the Delaware Trustee and the Property Trustee) delivered by the Company and the Regular Trustees and constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by the Bankruptcy Exceptions.

         (xiii) The Company is not an "investment company" nor "controlled" by an "investment company" within the meaning of the 1940 Act. The Trust is not subject to registration as an "investment company" under the 1940 Act.

          (xiv) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

           (xv) No consent, authorization or order of, or filing of the Prospectus with, any California or federal governmental authority is required in connection with the execution and delivery of this Agreement, the Declaration, the Subordinated Indenture, the Guarantee, the offering of the Guarantee, or the issuance and delivery of the Subordinated Notes, nor the issuance and sale of the Securities by the Trust pursuant to the terms of this Agreement, other than such authorizations and orders as have been applied for under the 1934 Act and such consents, authorizations and orders as have been obtained or filings as have been made, and except as may be required under state securities or blue sky laws with respect to which such counsel need express no opinion.

          (xvi) The Registration Statement, as of the date it was declared effective by the Commission, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-3 under the 1933 Act and the 1933 Act Regulations, except that no opinion need be expressed concerning the financial statements and other financial and statistical information contained or incorporated by reference therein or the Forms T-1.

         (xvii) Each of the documents filed pursuant to the 1934 Act and incorporated by reference in the Prospectus appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the 1934 Act and the 1934 Act Regulations thereunder in effect at the respective dates of their filing, except that no opinion need be expressed concerning the financial statements and other financial and statistical information contained or incorporated by reference therein.

        (xviii) The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $1.00 per share.

          (xix) The information in the Base Prospectus under the captions "Description of Debt Securities," "Description of Preferred Stock," "Description of Depositary Shares," "Description of Common Stock," "Description of Preferred Securities," "Description of Guarantee" and "Description of Securities Warrants" and in the Prospectus Supplement under the captions "Risk Factors," "Description of the Offered Capital Securities" (except under the sub-caption "Book-Entry Only Issuance--The Depository Trust Company"), "Description of the Subordinated Notes" and "Effect of Obligations Under the Subordinated Notes and the Guarantee," insofar as it purports to summarize matters of California, New York or federal law applicable to the Company or the provisions of the debt securities, capital stock and securities warrants of the Company and the Securities, the Subordinated Notes, and the Guarantee, is correct in all material respects.

           (xx) The Trust will be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes; and although the discussion set forth in the Prospectus Supplement under the caption "Certain Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Securities under current law.

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the federal laws of the United States of America, the laws of the States of California and New York and the General Corporation Law of the State of Delaware, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel for the Underwriters and
(B) as to matters of fact, to the extent deemed proper, on certificates of the Trustees of the Trust and responsible officers of the Company and the Bank and public officials.

     (e) Skadden, Arps, Slate, Meagher & Flom (Delaware), special Delaware counsel for the Trust, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the extent set forth below.

To the extent used herein, (a) "Applicable Law" shall mean only the Delaware Business Trust Act and only those other laws of the State of Delaware which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement, and (b) "Governmental Approval" shall mean any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to Applicable Law.

            (i) The issuance and sale by the Trust of the Securities and Common Securities; the execution, delivery and performance by the Trust of this Agreement; the consummation by the Trust of the transactions contemplated herein and therein; and compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary trust action on the part of the Trust and do not and will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or
     (ii) any Applicable Law; except that such counsel does not express any opinion in this paragraph with respect to state securities (blue sky) laws.

           (ii) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Business Trust Act and the Declaration, the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Securities and the Common Securities.

          (iii) The Common Securities have been duly authorized for issuance and when issued, delivered and paid for, will be validly issued and, except as otherwise provided in
     Section 10.1 of the Declaration, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; and the issuance of the Common Securities is not subject to preemptive or other similar rights under the Delaware Business Trust Act or the Declaration.

           (iv) The Securities have been duly authorized for issuance and, subject to the qualification set forth below, when issued, delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the holders of the Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and the issuance of the Securities is not subject to preemptive or other similar rights under the Delaware Business Trust Act or the Declaration. Such counsel may bring to the attention of the Underwriters that the holders of Securities may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Securities and the issuance of replacement Securities, and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

            (v) Assuming the due authorization, execution and delivery of the Declaration by the Delaware Trustee, the Property Trustee, the Company and the Regular Trustees, the Declaration constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

           (vi) No Governmental Approval is required in connection with the issuance and sale of the Common
     Securities or the offering of the Securities, the Subordinated Notes, or the Guarantee, except for such approvals as may be required under the state securities
     (blue sky) laws or such approvals which have been obtained, taken, or made and are in full force and effect.

          (vii) The information in the Base Prospectus under the caption "Description of Preferred Securities" and in the Prospectus Supplement under the caption "Description of the Offered Capital Securities" (except under the sub-caption "Book-Entry Only Issuance--The Depository Trust Company"), insofar as such information constitutes a summary of Delaware law or of the documents therein described that are governed by Delaware law, or legal conclusions, have been reviewed by them and is, in all material respects, an accurate summary of such provisions.

         (viii) This Agreement has been duly authorized, executed and delivered by the Trust.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper by the Representatives, on certificates of Trustees of the Trust and public officials.

     (f) Pepper, Hamilton & Scheetz, counsel for the Property Trustee under the Declaration, and Guarantee Trustee under the Guarantee, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) First Chicago is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States with all necessary corporate power and authority to execute, deliver, and to carry out and perform its obligations under the terms of, the Declaration and the Guarantee.

           (ii) The execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Guarantee have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee. The Declaration and the Guarantee have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligation of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as may be limited by the Bankruptcy Exceptions.

          (iii) The execution, delivery and performance of the Declaration and the Guarantee by the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee and the Guarantee Trustee, respectively.

           (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee or the Guarantee Trustee of the Declaration or the Guarantee, respectively.

     (g) In giving their opinions required by subsections (b) and (d), respectively, of this Section, O'Melveny & Myers llp and Brown & Wood llp shall each additionally state that in connection with such counsel's participation in the preparation of the Registration Statement and Prospectus (exclusive of the documents incorporated by reference therein), such counsel has not independently verified the accuracy, completeness or fairness of the statements contained or incorporated therein and the limitations inherent in the examination made by such counsel and the knowledge available to such counsel are such that such counsel is unable to assume, and does not assume, any responsi-bility for the accuracy, completeness or fairness of the statements contained or incorporated in the Registration Statement or Prospectus or the documents incorporated therein (except as otherwise specifically stated in clause (xix) of Subsection (d) above). However, on the basis of such counsel's examination and participation in conferences in connection with the preparation of the Registration Statement and Prospectus (exclusive of the documents incorporated by reference therein), such counsel shall state that such counsel does not believe that the Registration Statement and the documents incorporated by reference therein, considered as a whole at the date the Registration Statement was declared effective by the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and the documents incorporated by reference therein, considered as a whole at the date of the Prospectus and at the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion or belief, however, as to the financial statements or schedules contained in or excluded from the Registration Statement or the Prospectus or the documents incorporated by reference therein, or incorporated by reference in the Registration Statement or the Prospectus or such incorporated documents or those parts of the Registration Statement that constitute the Forms T-1.

     (h)  Pepper, Hamilton & Scheetz, counsel to the Delaware
Trustee, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) First Chicago Delaware Inc. is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

           (ii) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee and constitutes the legal, valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms, except as enforcement may be limited by the Bankruptcy Exceptions.

          (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee.

           (iv) No consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

     (i) Price Waterhouse llp shall have furnished to you a letter, dated as of the Time of Delivery, in form and substance reasonably satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

     (j) (i) None of the Trust, the Company or any of the Company's subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of this Agreement any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order, decree or regulation, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of this Agreement, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of this Agreement there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of this Agreement, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

     (k) Prior to the Time of Delivery, the Company and the Trust shall have furnished to you certificates of officers of the Trust and the Company satisfactory to you as to the accuracy of the representations and warranties of the Trust and the Company herein at and as of the Time of Delivery, as to the performance by the Trust and the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (j) of this Section and as to such other matters as you may reasonably request.

     (l) On or after the date hereof and on or prior to the Time of Delivery, there shall not have occurred any of the following:

             (i) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis if the effect of such event specified in this clause (i) in your judgment makes it impracticable or inadvisable to proceed with the purchase of the Securities, on the terms and in the manner contemplated in the Prospectus;

            (ii) any downgrading in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, or any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

           (iii) trading in securities generally, or in the securities of the Company, on the New York Stock
          Exchange shall have been suspended or materially limited (excluding a limitation on trading referred to in paragraph 2080A (Limitations on Trading During Significant Market Declines) of the Rules of Board--Auction Market-
          -Bids and Offers of the New York Stock Exchange Guide) or minimum prices shall have been established on such exchange; or

            (iv) a banking moratorium shall have been declared by Federal, California or New York authorities.

     8. (a) The Company and the Trust, jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Company and the Trust against any losses, claims, damages or liabilities to which the Company and the Trust may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Trust for any legal or other expenses reasonably incurred by the Company and the Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemni-fying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e)  The obligations of the Company and the Trust under this
Section 8 shall be in addition to any liability which the Company and the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Trust and to each person, if any, who controls the Company or the Trust within the meaning of the 1933 Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at the Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company and the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms.
In the event that, within the respective prescribed periods, you notify the Company and the Trust that you have so arranged for the purchase of such Securities, or the Company and the Trust notifies you that it has so arranged for the purchase of such Securities, you or the Company and the Trust shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Trust, jointly and severally, agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company and the Trust as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at the Time of Delivery, then the Company and the Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company and the Trust as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at the Time of Delivery, or if the Company and the Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Trust, except for the expenses to be borne by the Company and the Trust and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10.  The respective indemnities, agreements,
representations, warranties and other statements of the Company or the Trust and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Trust, or any officer or director or controlling person or administrator of the Company or the Trust, and shall survive delivery of and payment for the Securities.

     11.  If this Agreement shall be terminated pursuant to
Section 9 hereof, neither the Company nor the Trust shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason (other than as a result of the failure of any of the conditions set forth in
Section 7(l)(i), (iii) or (iv) hereof), any Securities are not delivered by or on behalf of the Company or the Trust as provided herein, the Company and the Trust jointly and severally will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company or the Trust shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or the Trust shall be delivered or sent by mail to the address of the Company or the Trust, respectively set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Trust by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Trust and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Trust and each person who controls the Company, the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company and the Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                             Very truly yours,

                             Great Western Financial Corporation


                             By: __/s/ Bruce F. Antenberg___
                                   Name:  Bruce F. Antenberg
                                   Title: Senior Vice President-
                                          Finance and Treasurer


                             Great Western Financial Trust II


                             By: __/s/ Bruce F. Antenberg___
                                 Bruce F. Antenberg, as Regular
                                 Trustee


                             By: __/s/ J. Lance Erikson___
                                 J. Lance Erikson, as Regular
                                 Trustee

Accepted as of the date hereof:

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Lehman Brothers Inc.
Smith Barney Inc.


By: __/s/ Goldman, Sachs & Co.___
      (Goldman, Sachs & Co.)
    On behalf of each of the Underwriters

                          SCHEDULE I
                         Underwriters

                                                Total Number
                                              of Securities to
           Underwriters                         be Purchased

     Goldman, Sachs & Co.                           75,000
     Merrill Lynch, Pierce, Fenner & Smith          75,000
                 Incorporated
     Lehman Brothers Inc.                           75,000
     Smith Barney Inc.                              75,000
                                                    ------
           Total                                   300,000
                                                   =======